Rational Trend Aggregation VA Fund

(the “Fund”)

April 19, 2021

The information in this Supplement amends certain information contained in the Fund’s Prospectus and Statement of Additional Information, each dated May 1, 2020.

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The Board of Trustees of Mutual Fund and Variable Insurance Trust has concluded that it is in the best interests of the Fund and its shareholders that the Fund cease operations. The Board has determined to close the Fund and redeem all outstanding shares on or about July 30, 2021, or earlier if all outstanding shares have been redeemed.

Effective on or about June 16, 2021, the Fund will no longer pursue its stated investment objective. Effective on or about that date, the Fund will begin liquidating its portfolio and will invest in cash equivalents until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares unless you have previously requested payment in cash. Shares of the Fund are otherwise not available for purchase.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO JULY 30,2021 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

If you have questions or need assistance, please contact the Fund toll-free at 1-800-253-0412.

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Please retain this Supplement for future reference.